Long-Term Debt	12 Months Ended
Dec. 31, 2019
Long-term Debt, Unclassified [Abstract]
Long-Term Debt
8.	Long-Term Debt

Long-term debt consisted of the following:

	Interest Rate			Balance
	December 31,		Maturities	December 31,
	2019	2018	Through	2019	2018
				(in thousands)

$875.0 million senior secured revolving credit facility	—	3.96%	2024	$—	$130,000
$75.0 million revolving credit line	2.75%	—	2020	75,000	—
Term Loan A	3.06%	4.01%	2024	1,565,512	1,256,167
$375.0 million Term Loan B (1)	—	4.26%	2021	—	368,982
$700.0 million 4.750% senior unsecured notes	—	4.75%	2021	—	561,021
$565.0 million 3.625% senior unsecured notes	3.63%	—	2024	558,781	—
€662.9 million Norwegian Epic term loan (2)	—	4.58%	2022	—	259,394
$260 million Norwegian Jewel term loan	2.54%	—	2022	221,860	—
$230 million Pride of America term loan	2.81%	—	2021	229,621	—
€529.8 million Breakaway one loan (2)	2.84%	4.09%	2025	305,969	360,680
€529.8 million Breakaway two loan (2)	4.10%	4.50%	2026	370,531	426,503
€590.5 million Breakaway three loan (2)	2.98%	2.98%	2027	478,665	537,223
€729.9 million Breakaway four loan (2)	2.98%	2.98%	2029	630,088	694,536
€710.8 million Seahawk 1 term loan (2)	3.92%	3.92%	2030	692,150	756,061
€748.7 million Seahawk 2 term loan (2)	3.92%	3.92%	2031	856,188	187,612
Leonardo newbuild one loan	2.68%	2.68%	2034	48,009	48,009
Leonardo newbuild two loan	2.77%	2.77%	2035	48,009	48,009
Leonardo newbuild three loan	1.22%	1.22%	2036	42,700	43,667
Leonardo newbuild four loan	1.31%	1.31%	2037	42,700	43,667
Sirena loan	—	2.75%	2019	—	13,856
Explorer newbuild loan	3.43%	3.43%	2028	242,449	268,970
Marina newbuild loan (3)	2.75%	3.07%	2023	156,319	201,007
Riviera newbuild loan (4)	2.48%	3.32%	2024	202,233	247,203
Finance lease and license obligations	Various	Various	2028	34,909	39,524
Total debt				6,801,693	6,492,091
Less: current portion of long-term debt				(746,358)	(681,218)
Total long-term debt				$6,055,335	$5,810,873
(1)	Includes original issue discount of $0.7 million as of December 31, 2018.
(2)	Currently U.S. dollar-denominated.
(3)	Includes premium of $0.1 million as of December 31, 2019 and 2018.
(4)	Includes premium of $0.1 million and $0.2 million as of December 31, 2019 and 2018, respectively.

On December 16, 2019, NCLC issued $565.0 million aggregate principle amount of 3.625% senior unsecured notes due December 2024 (the “Notes”) in a private offering (the “Offering”) at par. NCLC used the net proceeds from the Offering, after deducting the initial purchasers’ discount and estimated fees and expenses, together with cash on hand, to redeem $565.0 million principal amount of outstanding 4.75% Senior Notes due 2021 at a price equal to 100% of the principal amount being redeemed and paid the premium of $6.7 million. The redemption also resulted in a write-off of $2.7 million of deferred fees.

NCLC will pay interest on the Notes at 3.625% per annum, semiannually on June 15 and December 15 of each year, commencing on June 15, 2020, to holders of record at the close of business on the immediately preceding June 1 and December 1, respectively. NCLC may redeem the Notes, in whole or part, at any time prior to December 15, 2021, at a price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest to, but not including, the redemption date and a “make-whole premium.” NCLC may redeem the Notes, in whole or in part, on or after December 15, 2021, at the redemption prices set forth in the indenture governing the Notes. At any time (which may be more than once) on or prior to December 15, 2021, NCLC may choose to redeem up to 40% of the aggregate principal amount of the Notes at a redemption price equal to 103.625% of the face amount thereof with an amount equal to the net proceeds of one or more equity offerings, so long as at least 60% of the aggregate principal amount of the Notes issued remains outstanding following such redemption. The indenture governing the Notes contains covenants that limit NCLC’s ability to, among other things: (i) create liens on certain assets to secure debt; (ii) enter into sale leaseback transactions; and (iii) consolidate, merge, sell or otherwise dispose of all or substantially all of its assets. The indenture governing the Notes also provides for events of default, which, if any of them occurs, would permit or require the principal, premium (if any), interest and other monetary obligations on all of the then-outstanding Notes to become due and payable immediately.

On October 30, 2019, we took delivery of Norwegian Encore. We had export financing in place for 80% of the contract price. The associated $882.9 million term loan bears interest at a fixed rate of 3.92% with a maturity date of October 30, 2031. Principal and interest payments are payable semiannually.

In October 2019, we entered into a $75 million revolving credit line agreement that matures in October 2020 and bears interest at LIBOR plus a margin of 0.95%.

NCLC entered into a $260 million credit agreement, dated as of May 15, 2019, with Bank of America, N.A., as administrative agent and collateral agent, and certain other lenders. The proceeds of this term loan were used to prepay the then outstanding principal and accrued interest of the Norwegian Epic term loan. The $260 million term loan is secured by Norwegian Jewel Limited, bears interest at LIBOR plus a margin of 0.80%, and matures on May 15, 2022. The transaction resulted in a loss on extinguishment of debt of $1.1 million.

NCLC entered into a $230 million credit agreement, dated as of January 10, 2019, with Nordea Bank ABP, New York Branch, as administrative agent and collateral agent, and certain other lenders. The proceeds of this term loan will be used for general corporate purposes, including to finance the pre-delivery installments due to the builder under the Company’s shipbuilding contracts. The $230 million term loan is secured by Pride of America Ship Holding, LLC and bears interest at LIBOR plus a margin of 1.00%. The term loan matures on January 10, 2021; however, NCLC may elect to extend the maturity date to January 10, 2022 provided certain conditions are met. Should NCLC elect to extend the maturity date, the interest rate will be LIBOR plus a margin of 1.10% for the third year.

NCLC entered into a Fourth Amended and Restated Credit Agreement, dated as of January 2, 2019, with a subsidiary of NCLC, as co-borrower and JPMorgan Chase Bank, N.A., as administrative agent, and certain other lenders. This revised facility, among other things, (a) reduced the pricing of our existing $875 million Revolving Loan Facility, (b) reduced the pricing and increased the approximately $1.3 billion principal amount outstanding under the term loan A facility to $1.6 billion, and (c) extended the maturity dates for our Revolving Loan Facility and our term loan A facility to 2024, subject to certain conditions. We used the proceeds from the increase in our term loan A facility to prepay all of the then outstanding amounts under our term loan B facility. The transaction resulted in a loss on extinguishment of debt of $2.9 million.

The applicable margin under the new term loan A facility and new Revolving Loan Facility is determined by reference to a total leverage ratio, with an applicable margin of between 1.75% and 1.00% with respect to Eurocurrency loans and between 0.75% and 0.00% with respect to base rate loans. The margin as of December 31, 2019 for borrowings under the new term loan A facility and new Revolving Loan Facility was 1.25% with respect to Eurocurrency borrowings. In addition to paying interest on outstanding principal under the borrowings, we are obligated to pay a quarterly commitment fee at a rate determined by reference to a total net leverage ratio, with a maximum commitment fee of 0.30%.

Interest expense, net for the year ended December 31, 2019 was $272.9 million which included $27.5 million of amortization of deferred financing fees and a $16.7 million loss on extinguishment and modification of debt. Interest expense, net for the year ended December 31, 2018 was $270.4 million which included $31.4 million of amortization of deferred financing fees and a $6.3 million loss on extinguishment of debt. Interest expense, net for the year ended December 31, 2017 was $267.8 million which included $32.5 million of amortization of deferred financing fees and a $23.9 million loss on extinguishment and modification of debt.

Certain of our debt agreements contain covenants that, among other things, require us to maintain a minimum level of liquidity, as well as limit our net funded debt-to-capital ratio, and maintain certain other ratios and restrict our ability to pay dividends. Substantially all of our ships and other property and equipment are pledged as collateral for certain of our debt. We believe we were in compliance with our covenants as of December 31, 2019.

The following are scheduled principal repayments on long-term debt including finance lease obligations as of December 31, 2019 for each of the next five years (in thousands):

Year	Amount
2020	$746,358
2021	899,206
2022	667,456
2023	574,492
2024	2,260,295
Thereafter	1,778,870
Total	$6,926,677

We had an accrued interest liability of $33.3 million and $37.2 million as of December 31, 2019 and 2018, respectively.